August 1, 2018

STRATEGIC FUNDS, INC.

-Dreyfus Select Managers Small Cap Growth Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the first paragraph of "Portfolio Management – Subadvisers" in the summary prospectus and "Fund Summary – Portfolio Management – Subadvisers" in the prospectus:

 Redwood Investments, LLC (Redwood).  Jennifer K. Silver, CFA, Alexander Makkas, Michael J. Mufson, CFA, Valerie B. Klaiman, CFA, Anthony E. Sutton and Ezra S. Samet, CFA are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Redwood since May 16, 2017.

The following supersedes and replaces the second and third sentences of the first paragraph in "Fund Details – Management - Subadvisers" in the prospectus:

Redwood, One Gateway Center, Suite 802, Newton, Massachusetts 02458, is a registered investment adviser formed in 2004.  Jennifer K. Silver, CFA, Alexander Makkas, Michael J. Mufson, CFA, Valerie B. Klaiman, CFA, Anthony E. Sutton and Ezra S. Samet, CFA are jointly and primarily responsible for the day-to-day management of the portion of the fund’s portfolio that is managed by Redwood.  Ms. Silver and Mr. Mufson are managing partners and portfolio managers with Redwood, which they co-founded.  Ms. Klaiman and Messrs. Makkas, Sutton and Samet are portfolio managers and analysts with Redwood, which they joined in 2004, 2018, 2010 and 2006, respectively.  As of June 30, 2018, Redwood had approximately $2.3 billion in assets under management.

6289STK0818

August 1, 2018

STRATEGIC FUNDS, INC

-Dreyfus Select Managers Small Cap Growth Fund

Supplement to Statement of Additional Information dated

September 1, 2017, as revised or amended, September 29, 2017, November 1, 2017, November 29, 2017, December 29, 2017, February 1, 2018, March 1, 2018, March 29, 2018 and May 1, 2018

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager[1]	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Alexander Makkas	2	$429,466,000	1	$440,043,000	180	$1,666,860,000

1               Because Mr. Makkas became a primary portfolio manager as of August 1, 2018, his information is as of June 30, 2018.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Alexander Makkas	None	None	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, unless otherwise indicated.

Primary Portfolio Manager[1]	Fund	Dollar Range of Fund Shares Beneficially Owned
Alexander Makkas	Dreyfus Select Managers Small Cap Growth Fund	None

1                      Mr. Makkas became a primary portfolio manager as of August 1, 2018 and as of that date did not own any shares of the fund.

GRP3-SAISTK-0818